================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                SCHEDULE 13E-3
                       Rule 13e-3 Transaction Statement
      (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                          TUESDAY MORNING CORPORATION
                               (Name of Issuer)
                      MADISON DEARBORN PARTNERS II, L.P.
                  MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                        MADISON DEARBORN PARTNERS, INC.
                               MR. LLOYD L. ROSS
                              MR. JERRY M. SMITH
                      (Name of Persons Filing Statement)
                         COMMON STOCK, $.01 PAR VALUE
                        (Title of Class of Securities)
                                   89903710
                     (CUSIP Number of Class of Securities)

       Jerry M. Smith                          Benjamin D. Chereskin
          President                                Vice President
Tuesday Morning Corporation              Madison Dearborn Partners II, L.P.
      14621 Inwood Rd.               Madison Dearborn Capital Partners II, L.P.
    Dallas, Texas  75244                   Madison Dearborn Partners, Inc.
       (972) 387-3562                        Three First National Plaza
                                               Chicago, Illinois 60602
                                                    (312) 732-5115

                                 Lloyd L. Ross
                            Chief Executive officer
                          Tuesday Morning Corporation
                               14621 Inwood Rd.
                              Dallas, Texas 75244
                                (972) 387-3562
--------------------------------------------------------------------------------
     (Name, Address and Telephone Number of Persons Authorized to Receive
       Notices and Communications on Behalf of Persons Filing Statement)
                                  Copies to:

          Bruce Hallet, Esq.           Carter W. Emerson, P.C.
       Crouch & Hallet, L.L.P.            Kirkland & Ellis
     717 N. Harwood Suite 1400         200 East Randolph Drive
        Dallas, TX  775201              Chicago, Illinois 60601
          (214) 953-0053                   (312) 861-2000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [_]   The filing of registration statement under the Securities Act of 1933.

c. [_]   A tender offer.

d. [_]   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                           CALCULATION OF FILING FEE
________________________________________________________________________________

          Transaction Valuation*             Amount of Filing Fee
          ---------------------              --------------------
                $314,417,070                        $62,883
________________________________________________________________________________

*The transaction valuation has been calculated by multiplying $23.88, the average of the high and low sale price for shares of Common Stock on September 19, 1997 on the Nasdaq National Market, by 13,166,544, the number of shares of Common Stock estimated to be outstanding at the time of the transaction (includes 1,248,863 underlying options to purchase shares of Common Stock).

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:                      $62,883
           Form or Registration No.:                   Schedule 14A
                 Filing Party:                  Tuesday Morning Corporation
                  Date Filed:                         September 24, 1997

================================================================================

                                 INTRODUCTION

     This Rule 13E-3 Transaction Statement (this "Statement") relates to the
                                                  ---------
solicitation of proxies by Tuesday Morning Corporation, a Delaware corporation ("Issuer"), in connection with a Special Meeting of Issuer's stockholders at
  ------
which such stockholders will be asked to consider the approval of, among other things, an Agreement and Plan of Merger (the "Merger Agreement"), dated as of
                                              ----------------
September 12, 1997, by and among Issuer, Madison Dearborn Partners II, L.P., a Delaware limited partnership ("Madison Dearborn"), and Tuesday Morning
                               ----------------
Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Madison Dearborn ("Merger Subsidiary"). Under the Merger Agreement, Merger
                   -----------------
Subsidiary will merge with and into Issuer (the "Merger") and Issuer will
                                                 ------
become a wholly owned subsidiary of Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership and an affiliate of Madison Dearborn (the "Fund"). As a result of the Merger, the entire equity interest in Issuer will
 ----
be owned by the Fund, Mr. Lloyd L. Ross, Issuer's Chief Executive Officer and Chairman of the Board of Directors of Issuer, Mr. Jerry M. Smith, Issuer's President and Chief Operating Officer, and certain other members of Issuer's management.

     The cross reference sheet on the following pages, which is being supplied pursuant to General Instruction F to Schedule 13E-3, shows the location in the Preliminary Proxy Statement of Issuer (the "Proxy Statement") of the information
                                            ---------------
required to be included in response to the items of this Statement. The information set forth in the Proxy Statement, which is attached hereto as Exhibit (d)(1), is incorporated herein by reference in its entirety, and responses to each item herein are qualified in their entirety by such reference.

                             CROSS REFERENCE SHEET

             (Pursuant to General Instruction F to Schedule 13E-3)

     All references are to portions of the Proxy Statement which are incorporated herein and made a part hereof by reference.

          SCHEDULE 13E-3 ITEM                                            RESPONSE / CAPTION IN
          NUMBER AND CAPTION                                                PROXY STATEMENT
          ------------------                                                ---------------
1.  Issuer and Class of Security
    Subject to the Transaction.
    (a)                                                "SUMMARY -- Parties to the Merger"
    (b)                                                "SUMMARY -- Special Meeting"; "SUMMARY -- Market
                                                       Prices for Common Stock and Dividends"; "THE SPECIAL
                                                       MEETING -- Record Date"; THE SPECIAL MEETING --
                                                       Quorum"
    (c)                                                "SUMMARY -- Market Prices for Common Stock and
                                                       Dividends"
    (d)                                                *
    (e)                                                *
    (f)                                                *

2.  Identity and Background.
    (a) - (g)                                          See Annex 1 to this Statement.  Also see "SUMMARY --
                                                       Parties to the Merger"

3.  Past Contacts, Transactions or Negotiations.
    (a)   (1)                                          *
          (2)                                          "SUMMARY -- Conflicts of Interest"; "THE MERGER --
                                                       Background of the Merger"; "THE MERGER -- Conflicts
                                                       of Interest"; "THE MERGER -- Effective Time and
                                                       Consequences of the Merger"
    (b)                                                "SUMMARY -- Conflicts of Interest"; "THE MERGER --
                                                       Background of the Merger"
4.  Terms of the Transaction.
    (a)                                                "SUMMARY -- The Merger"; "SUMMARY -- Conflicts of
                                                       Interest"; "THE MERGER"
    (b)                                                "SUMMARY -- Conflicts of Interest"; "THE MERGER --
                                                       Background of the Merger"; "THE MERGER -- Conflicts of
                                                       Interest"

5.  Plans or Proposals of the Issuer or Affiliate.
    (a)                                                *
    (b)                                                *
    (c)                                                "THE MERGER -- Effective Time and Consequences of the
                                                       Merger"
    (d)                                                "THE MERGER -- Financing"
    (e)                                                "THE MERGER -- Effective Time and Consequences of the
                                                       Merger"

________________
* Not applicable or answer is negative.

          SCHEDULE 13E-3 ITEM                                            RESPONSE / CAPTION IN
          NUMBER AND CAPTION                                                PROXY STATEMENT
          ------------------                                                ---------------
    (f)                                                "SUMMARY -- The Merger"; "THE MERGER -- Effective Time
                                                        and Consequences of the Merger"
    (g)                                                *

6.  Source and Amount of Funds or Other
    Consideration.
    (a)                                                "SUMMARY -- Financing of the Merger"; "THE MERGER
                                                       -- Financing"
    (b)                                                "THE MERGER -- Fees and Expenses"
    (c)  (1) and (2)                                   "SUMMARY -- Financing of the Merger"; "THE MERGER
                                                       -- Financing"
    (d)                                                *

7.  Purpose(s), Alternatives, Reasons and Effects.
    (a)                                                "THE MERGER -- Madison Dearborn's Reasons for the
                                                       Merger"; "THE MERGER -- Reasons for the Merger and
                                                       Recommendation of the Company's Board of Directors"
    (b)                                                *
    (c)                                                "THE MERGER -- Madison Dearborn's Reasons for the
                                                       Merger"
    (d)                                                "SUMMARY"; "THE MERGER -- Conflicts of Interest";
                                                       "THE MERGER -- Effective Time and Consequences of the
                                                       Merger"; "THE MERGER -- Federal Income Tax Consequences";
                                                       "THE MERGER -- Accounting Treatment";
                                                       "THE MERGER -- Reasons for the Merger and Recommendation
                                                       of the Company's Board of Directors";
                                                       "THE MERGER -- Madison Dearborn's Reasons for the Merger"

8.  Fairness of the Transaction.
    (a)                                                "THE MERGER -- Madison Dearborn's Reasons for the
                                                       Merger"; "THE MERGER -- Reasons for the Merger and
                                                       Recommendation of the Company's Board of Directors"
    (b)                                                "THE MERGER -- Reasons for the Merger and
                                                       Recommendations of the Company's Boards of Directors";
                                                       "THE MERGER -- Opinion of Financial Advisors"
    (c)                                                "SPECIAL MEETING -- Vote Required"
    (d)                                                *
    (e)                                                "THE MERGER -- Reasons for the Merger and
                                                       Recommendation of the Company's Board of Directors"
    (f)                                                *

9.  Reports, Opinions, Appraisals and Certain
    Negotiations.
    (a)                                                "THE MERGER -- Opinion of Financial Advisor"
    (b)                                                "THE MERGER -- Opinion of Financial Advisor"
    (c)                                                "THE MERGER -- Opinion of Financial Advisor"

10. Interest in Securities of the Issuer.

__________________
* Not applicable or answer is negative.

          SCHEDULE 13E-3 ITEM                                            RESPONSE / CAPTION IN
          NUMBER AND CAPTION                                                PROXY STATEMENT
          ------------------                                                ---------------
    (a)                                                "BENEFICIAL OWNERSHIP OF COMMON STOCK"
    (b)                                                "SUMMARY -- Special Meeting"; "SUMMARY -- Conflicts
                                                       of Interest"; "THE MERGER -- Background of the Merger";
                                                       "THE MERGER -- Conflicts of Interest"

11. Contracts, Arrangements or Understandings          "THE MERGER"
    with Respect to the Issuer's Securities.

12. Present Intention and Recommendation of
    Certain Persons with Regard to the Transaction.
    (a)                                                "SUMMARY -- The Special Meeting"; "SUMMARY -- Conflicts
                                                       of Interest"; "THE MERGER -- Background of the Merger";
                                                       "THE MERGER -- Conflicts of Interest"
    (b)                                                "THE MERGER -- Reasons for the Merger and Recommendation
                                                       of the Company's Board of Directors"

13. Other Provisions of the Transaction.
    (a)                                                "SUMMARY" -- Rights of Dissenting Stockholders"; "THE
                                                       MERGER -- Appraisal Rights of Dissenting Stockholders"
    (b)                                                *
    (c)                                                *

14. Financial Information.
    (a)                                                "SUMMARY -- Summary Financial Information"
    (b)                                                *

15. Persons and Assets Employed, Retained or
    Utilized.
    (a)                                                "THE MERGER -- Conflicts of Interest"
    (b)                                                "THE SPECIAL MEETING -- Solicitation of Proxies"

16. Additional Information.                            *

_________________
* Not applicable or answer is negative.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                             October 30, 1997
                                   _________________________________________
                                                   (Date)


                                   MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                                   By:  Madison Dearborn Partners II, L.P.
                                   Its: General Partner
                                   By:  Madison Dearborn Partners, Inc.
                                   Its: General Partner


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President


                                   MADISON DEARBORN PARTNERS II, L.P.
                                   By:  Madison Dearborn Partners, Inc.
                                   Its:  General Partner


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President

                                   MADISON DEARBORN PARTNERS, INC


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President

                                   /s/ Lloyd L. Ross
                                   ----------------------------------------
                                   Lloyd L. Ross

                                   /s/ Jerry M. Smith
                                   ----------------------------------------
                                   Jerry M. Smith

                                    ANNEX 1


ITEM 2 (A)-(G).  IDENTITY AND BACKGROUND.


     This Statement is being jointly filed by each of the following persons:
Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership
(the "Fund"); Madison Dearborn
     ----
Partners II, L.P., a Delaware limited partnership and the general partner of the Fund ("Madison Dearborn"); Madison Dearborn Partners, Inc., a Delaware
       ----------------
corporation and the general partner of Madison Dearborn ("MDP, Inc." and,
                                                          ---------
collectively with the Fund and Madison Dearborn, the "MDP Entities"); Lloyd L.
                                                      ------------
Ross; and Jerry M. Smith (collectively, the "Affiliates").  Information with
                                             ----------
respect to each of the Affiliates is given solely by such Affiliate, and no Affiliate assumes responsibility for the accuracy or completeness of information given by another Affiliate. By their signature on this Statement, each of the Affiliates agrees that this Statement is filed on behalf of such Affiliate.

     Mr. Ross is Issuer's Chief Executive Officer and Chairman of the Board of Directors of Issuer. He has served in such capacity with Issuer during the past five years. His business address is: 14621 Inwood Road, Dallas, Texas 75244. He is a citizen of the United States.

     Mr. Smith is Issuer's President and Chief Operating Officer. He has served in such capacity with Issuer during the past five years. His business address is: 14621 Inwood Road, Dallas, Texas 75244. He is a citizen of the United States.

     The MDP Entities are engaged in the private equity investment business. Dispositive and voting power of securities owned by Madison Dearborn is shared by MDP, Inc. and an advisory committee of limited partnership of Madison Dearborn (the "L.P. Committee"). Mr. John A. Canning, Jr. serves as the sole
               --------------
director of MDP, Inc. The address of the principal business and principal office of each of the MDP Entities and each member of the L.P. Committee is Three First National Plaza, Chicago, Illinois 60602. Set forth below with respect to each member of the L.P. Committee is such individual's business experience during the last five years. All such members are citizens of the United States. In addition to the affiliations mentioned below, the members of the L.P. Committee are active in many local and national cultural, charitable, professional, and trade organizations.

Name                               Business Experience
----                               -------------------

John A. Canning, Jr.          Principal at MDP, Inc. since January 1993;
                              formerly Executive Vice President of The First
                              National Bank of Chicago and President of First
                              Chicago Venture Capital ("FCVC").
                                                        ----

Paul J. Finnegan              Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

William J. Hunckler,III       Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Samuel M. Mencoff             Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Paul R. Wood                  Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Justin S. Huscher             Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Benjamin D. Chereskin         Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Thomas R. Reusche             Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

James N. Perry, Jr.           Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Nicholas W. Alexos            Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Timothy P. Sullivan           Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Gary J. Little                Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

David F. Mosher               Principal at MDP, Inc. since January 1993;
                              formerly served in a similar capacity with FCVC.

Robin P. Selati               Principal at MDP, Inc. since 1993; formerly with
                              Alex. Brown & Sons Incorporated in the
                              consumer/retailing investment group.

     None of the persons with respect to whom information is provided in response to this Item was, during the past five years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was, during the past five years, a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
-------------                 -----------
   (a)                        Commitment letter for bank financing.

   (b)(1) Opinion of SBC Warburg Dillon Read Inc. Included as Appendix "B" to Exhibit (d) hereto.

   (b)(2)                     Report of SBC Warburg Dillon Read Inc.**

   (c)(1) Agreement and Plan of Merger, dated as of September 12, 1997, by and among Madison Dearborn Partners II, L.P., Tuesday Morning Acquisition Corp. and Tuesday Morning Corporation. Included as Appendix "A" to Exhibit (d) hereto.

   (c)(2) Option agreements, dated as of August 13, 1997, by and between Madison Dearborn Partners II, L.P. and each of Lloyd L. Ross and Jerry M. Smith. Incorporated herein by reference to Exhibit "A" to the Schedule 13D filed with the Securities and Exchange Commission on August 25, 1997 by Madison Dearborn Capital Partners II, L.P., Madison Dearborn Partners II, L.P. and Madison Dearborn Partners, Inc.

   (d) Preliminary Proxy Statement of Tuesday Morning Corporation. Incorporated herein by reference as filed with the Securities and Exchange Commission on October 31, 1997 by Tuesday Morning Corporation.

   (e) Text of Section 262 of the Delaware General Corporate Law Included as Appendix "C" to Exhibit
                              (d) hereto.

   (f)                        Not applicable.
--------------
**To be filed by amendment.